Exhibit 99.1

       SUNPOWER REPORTS FOURTH QUARTER AND YEAR END 2005 RESULTS

    SUNNYVALE, Calif., Jan. 26 /PRNewswire-FirstCall/ -- SunPower Corporation (Nasdaq: SPWR) today announced that revenue for the fourth quarter ended December 31, 2005, was $29.3 million, up 34% from the prior quarter's revenue of $21.9 million and up 523% from the year-ago fourth quarter combined(1) revenue of $4.7 million. The Company's fiscal 2005 revenue was $78.7 million.

    GAAP net loss for the 2005 fourth quarter was $0.6 million, or $0.01 loss per share, compared to last quarter's net loss of $1.6 million or $0.06 loss per share and the year-ago fourth quarter combined(1) net loss of $10.4 million.

    On a non-GAAP basis -- excluding amortization of intangible assets and stock-based compensation -- the 2005 fourth quarter net income was $1.5 million or diluted earnings per share of $0.02, compared to the prior quarter's breakeven results and the year-ago fourth quarter combined(1) net loss of $9.1 million.

    Other Q4 highlights included:

    -- The Company completed its Initial Public Offering, selling 8.83 million shares of common stock raising net proceeds of $145.6 million. SunPower priced its shares at the top end of its announced range.

    -- SunPower announced a $330 million multi-year supply agreement with PowerLight Corporation. This agreement covers the supply of solar panels on a global basis through 2009 for commercial, government, and new home residential customers worldwide.

    -- SunPower installed its third 25-megawatt solar cell manufacturing line at SPML, the company's Philippine factory. The new line, which began ramping in the first quarter 2006, will increase SunPower's manufacturing capacity to 75 megawatts.

    -- SunPower received approval from its Board of Directors to increase its capacity to up to 300 megawatts, which will necessitate a second solar cell manufacturing facility. The second facility will be designed to house six production lines capable of producing incremental capacity of 200 megawatts. The company has commenced engineering design of the new facility and is planning to begin production in the new facility as early as the first quarter 2007.

    Tom Werner, SunPower CEO, said, "We are pleased to report very solid results from our initial quarter as a public company. Our operations team continued to demonstrate their ability to rapidly ramp capacity by starting up our second 25-megawatt solar cell line ahead of plan. Line 2 contributed meaningfully to our Q4 results and achieved productivity metrics in some areas that already rivaled Line 1."

    "The outlook for the first quarter of 2006 is equally exciting," continued Werner. "Our operations team will continue to ramp Line 2 and also start up Line
3. We expect that this incremental capacity will allow us to achieve another significant quarter-on-quarter top line revenue increase to between $38 - $40 million, with expected Q1 non-GAAP diluted earnings per share of $0.02 - $0.04(2). As we continue to build out SPML's capacity over the course of the year, we expect 2006 revenues in excess of $210 million."

    Werner added, "It is well known that the availability and price of poly-silicon raw material are critical challenges in today's solar power business. We believe that SunPower's high-efficiency technology gives us a clear advantage in this environment by allowing us to produce more watts of solar power per kilogram of poly-silicon raw material than our competitors. In Q4 we implemented improvements on our manufacturing process to further increase our silicon utilization efficiency and we will continue to push hard for yet more progress on this metric over the course of 2006."

    About SunPower

    SunPower Corp. designs and manufactures high-efficiency silicon solar cells and solar panels based on an all-back-contact cell design. SunPower's solar cells and panels generate up to 50 percent more power per unit area than conventional solar technologies and have a uniquely attractive, all-black appearance. For more information on SunPower or solar technology, please visit the SunPower website at http://www.sunpowercorp.com. SunPower is a majority owned subsidiary of Cypress Semiconductor Corp. (NYSE: CY).

    Forward Looking Statements

    Statements herein that are not historical facts and that refer to SunPower's plans and expectations for revenue and income for the first quarter and the full year of 2006 and the future, and for construction of its second manufacturing facility, are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Such statements are based on our current expectations as of the date of the release, which could change or not materialize as expected. Our actual results may differ materially due to a variety of uncertainties and risk factors, including but not limited to business and economic conditions and growth trends in the solar power industry, our ability to obtain adequate supply of poly-silicon and silicon ingots to manufacture our products and the price we pay for such material, our ability to ramp new production lines, our ability to realize expected manufacturing efficiencies, production difficulties that could arise and other risks described in our Form S-1 registration statement and other filings with the Securities and Exchange Commission. Except as required by law, we assume no obligation to update any such forward-looking statements. We use words such as "believes" and "expects" and similar expressions to identify forward- looking statements that include, but are not limited to, statements related to future demand for our products, our expected revenue growth, our production capabilities, profit and incremental capacity.

    To supplement the consolidated financial results prepared under GAAP, SunPower uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude items related to amortization of intangibles and stock-based compensation. Management does not consider these charges in evaluating the core operational activities of the Company. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate the Company's current performance. Most analysts covering SunPower use the non-GAAP measures as well. Given management's use of these non-GAAP measures, SunPower believes these measures are important to investors in understanding the Company's current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in SunPower's core business across different time periods. These non-GAAP measures are not in accordance with or an alternative for GAAP financial data and may be different from non-GAAP measures used by other companies.

    Fiscal Periods

    The company operates on a fiscal calendar comprised of four thirteen-week quarters that end at midnight Pacific Time on the Sunday nearest the calendar quarter-end. For simplicity, the company labels its fiscal quarters as ending on the calendar quarter date.

    NOTE: SunPower is a registered trademark of SunPower Corp. Cypress is a registered trademark of Cypress Semiconductor Corp. All other trademarks are the property of their respective owners.

    (1) Results for the three months ended Dec. 31, 2004 reflect the combined results of the predecessor and successor company. Please refer to the attached financial statements.

    (2) For the first quarter of 2006, the estimated equivalent GAAP net loss per share is $0.02 to breakeven, inclusive of amortization of intangible assets and stock-based compensation.

                              SUNPOWER CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      (In thousands, except per share data)

                                   (Unaudited)

                                                     Dec. 31,       Dec. 31,
                                                       2005           2004
                                                   ------------   ------------
                                   ASSETS
Cash and cash equivalents                          $    143,592   $      3,776

Accounts receivable, net                                 25,498          4,558
Inventories                                              13,147          4,416
Prepaid expenses and other assets                         3,236          3,021
Property and equipment, net                             110,559         47,549
Goodwill and other intangible assets, net                21,622         26,326

     Total assets                                  $    317,654   $     89,646

               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Accounts payable and accrued liabilities           $     21,604   $     39,061
Notes payable to Cypress                                     --         52,697
Customer advances                                        37,400             --
     Total liabilities                                   59,004         91,758

Convertible preferred stock                                  --          8,552

Stockholders' equity (deficit)                          258,650        (10,664)

     Total liabilities and
      stockholders' equity                         $    317,654   $     89,646

                              SUNPOWER CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                (On a GAAP basis)
                      (In thousands, except per share data)

                                   (Unaudited)

                                                          THREE MONTHS ENDED                  TWELVE MONTHS ENDED
                                             ------------------------------------------   ---------------------------
                                               Dec. 31,        Dec. 31,      Sep. 30,       Dec. 31,       Dec. 31,
                                                 2005           2004**         2005           2005           2004*
                                             ------------   ------------   ------------   ------------   ------------
Revenues                                     $     29,341   $      4,740   $     21,903   $     78,736   $     10,885

Cost of revenues                                   24,720          8,869         18,955         74,353         15,577

Gross margin                                        4,621         (4,129)         2,948          4,383         (4,692)

Operating expenses:
  Research and
   development                                      1,981          2,501          1,480          6,488         13,535
  Selling, general and
   administrative                                   4,000          1,827          2,877         10,880          5,824

       Total operating
        expenses                                    5,981          4,328          4,357         17,368         19,359

Operating loss                                     (1,360)        (8,457)        (1,409)       (12,985)       (24,051)

Net interest income
 (expense) and other                                  770         (1,897)          (221)        (2,808)        (4,860)

Loss before income tax
 provision                                           (590)       (10,354)        (1,630)       (15,793)       (28,911)

Income tax provision                                   50             --             --             50             --

Net loss                                     $       (640)  $    (10,354)  $     (1,630)  $    (15,843)  $    (28,911)

Basic and diluted net loss
 per share                                   $      (0.01)                 $      (0.06)  $      (0.68)

Shares used in calculation
 of basic and diluted net
 loss per share                                    44,325                        27,785         23,306

Reconciliation of net loss to
 non-GAAP net income (loss):

Net loss                                     $       (640)  $    (10,354)  $     (1,630)  $    (15,843)  $    (28,911)
Reconciling items:
  Stock compensation
   expenses                                           924            726            326          1,433            781
  Amortization of
   intangible assets                                1,176            573          1,176          4,704            573
Non-GAAP net income (loss)                   $      1,460   $     (9,055)  $       (128)  $     (9,706)  $    (27,557)

Non-GAAP:
     Basic net income
      (loss) per share                       $       0.03                  $         --   $      (0.42)
     Diluted net income
      (loss) per share                       $       0.02                  $         --   $      (0.42)

Shares used in calculation of non-GAAP:
     Basic net income
      (loss) per share                             44,325                        27,785         23,306
     Diluted net income
      (loss) per share                             62,450                        27,785         23,306

* Results for the twelve months ended December 31, 2004 reflect the combined results of the Predecessor company for the period from January 1, 2004 through November 8, 2004 and the results of the Successor Company from November 9, 2004 through December 31, 2004. These figures are presented for convenience only. Share and per share figures are not presented because the capital structures of the Predecessor and Successor companies can not be combined in a meaningful way.

**Results for the three months ended December 31, 2004 reflect the combined results of the Predecessor company for the period from October 1, 2004 through November 8, 2004 and the results of the Successor Company from November 9, 2004 through December 31, 2004. These figures are presented for convenience only. Share and per share figures are not presented because the capital structures of the Predecessor and Successor companies can not be combined in a meaningful way.

                              SUNPOWER CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                              (On a non-GAAP basis)
                      (In thousands, except per share data)

                                   (Unaudited)

                                                          THREE MONTHS ENDED                 TWELVE MONTHS ENDED
                                             ------------------------------------------   ---------------------------
                                               Dec. 31,       Dec. 31,       Sep. 30,        Dec. 31,       Dec. 31,
                                                 2005          2004**          2005            2005          2004*
                                             ------------   ------------   ------------   ------------   ------------
Revenues                                     $     29,341   $      4,740   $     21,903   $     78,736   $     10,885
Cost of revenues                                   23,530          8,154         17,766         69,623         14,807

Gross margin                                        5,811         (3,414)         4,137          9,113         (3,922)

Operating expenses:
Research and development                            1,793          2,185          1,318          6,138         13,219
Selling, general and
 administrative                                     3,278          1,559          2,726          9,823          5,556

       Total operating
        expenses                                    5,071          3,744          4,044         15,961         18,775

Operating income (loss)                               740         (7,158)            93         (6,848)       (22,697)

Net interest income
 (expense) and other                                  770         (1,897)          (221)        (2,808)        (4,860)

Income (loss) before income
 tax provision                                      1,510         (9,055)          (128)        (9,656)       (27,557)

Income tax provision                                   50             --             --             50             --

Net income (loss)                            $      1,460   $     (9,055)  $       (128)  $     (9,706)  $    (27,557)

Basic net income (loss) per
 share                                       $       0.03                  $          -   $      (0.42)
Diluted net income (loss)
 per share                                   $       0.02                  $          -   $      (0.42)

Shares used in calculation:
     Basic                                         44,325                        27,785         23,306
     Diluted                                       62,450                        27,785         23,306

   See accompanying reconciliation of GAAP measures to non-GAAP measures and related footnotes.

                             SUNPOWER CORPORATION
            RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
                                   (Unaudited)

NET INCOME (LOSS) PER SHARE:

                                                THREE MONTHS ENDED
                                           ---------------------------    YEAR ENDED
                                             Dec. 31,       Sep. 30,       Dec. 31,
                                               2005           2005           2005
                                           ------------   ------------   ------------
Basic:
GAAP net loss per share                    $      (0.01)  $      (0.06)  $      (0.68)
Reconciling items:
  Amortization of intangible assets        $       0.02           0.02           0.06
  Stock-based compensation expense         $       0.02           0.04           0.20
Non-GAAP net income (loss) per share       $       0.03   $          -   $      (0.42)

Diluted:
GAAP net loss per share                    $      (0.01)  $      (0.06)  $      (0.68)
Reconciling items:
  Amortization of intangible assets                0.01           0.02           0.06
  Stock-based compensation expense                 0.02           0.04           0.20
Non-GAAP net income (loss) per share       $       0.02   $          -   $      (0.42)

STATEMENT OF OPERATIONS DATA:

                                                         THREE MONTHS ENDED                       YEARS ENDED
                                             ------------------------------------------   ---------------------------
                                               Dec. 31,       Dec. 31,       Sep. 30,       Dec. 31,       Dec. 31,
                                                 2005           2004**         2005           2005           2004*
                                             ------------   ------------   ------------   ------------   ------------
GAAP cost of revenue                         $     24,720   $      8,869   $     18,955   $     74,353   $     15,577
Amotization of intangible
 assets                                            (1,176)          (573)        (1,176)        (4,704)          (573)
Stock-based compensation                              (15)          (142)           (12)           (27)          (197)
Non-GAAP cost of revenue                     $     23,529   $      8,154   $     17,767   $     69,622   $     14,807

GAAP research and
 development expense                         $      1,981   $      2,501   $      1,480   $      6,488   $     13,535
Stock-based compensation                             (187)          (316)          (162)          (349)          (316)
Non-GAAP research and
 development expense                         $      1,794   $      2,185   $      1,318   $      6,139   $     13,219

 GAAP selling, general and
  administrative expense                     $      4,000   $      1,827   $      2,877   $     10,880   $      5,824
Stock-based compensation                             (722)          (268)          (152)        (1,057)          (268)
 Non-GAAP selling, general
  and administrative
  expense                                    $      3,278   $      1,559   $      2,725   $      9,823   $      5,556

GAAP operating loss                          $     (1,360)  $     (8,457)  $     (1,409)  $    (12,985)  $    (24,051)
Amotization of intangible
 assets                                             1,176            573          1,176          4,704            573
Stock-based compensation                              924            726            326          1,433            781
Non-GAAP operating income
 (loss)                                      $        740   $     (7,158)  $         93   $     (6,848)  $    (22,697)

GAAP loss before income
 tax provision                               $       (590)  $    (10,354)  $     (1,630)  $    (15,793)  $    (28,911)
Amotization of intangible
 assets                                             1,176            573          1,176          4,704            573
Stock-based compensation                              924            726            326          1,433            781
Non-GAAP loss before
 income tax provision                        $      1,510   $     (9,055)  $       (128)  $     (9,656)  $    (27,557)

* Results for the twelve months ended December 31, 2004 reflect the combined results of the Predecessor company for the period from January 1, 2004 through November 8, 2004 and the results of the Successor Company from November 9, 2004 through December 31, 2004. These figures are presented for convenience only. Share and per share figures are not presented because the capital structures of the Predecessor and Successor companies can not be combined in a meaningful way.

**Results for the three months ended December 31, 2004 reflect the combined results of the Predecessor company for the period from October 1, 2004 through November 8, 2004 and the results of the Successor Company from November 9, 2004 through December 31, 2004. These figures are presented for convenience only. Share and per share figures are not presented because the capital structures of the Predecessor and Successor companies can not be combined in a meaningful way.

SOURCE  SunPower Corporation
    -0-                             01/26/2006
    /CONTACT:  Julie Blunden, +1-408-470-4277, or
Julie.blunden@sunpowercorp.com, or Manny Hernandez, +1-408-470-4274, or Manny.hernandez@sunpowercorp.com, both of SunPower Corporation/
    /Web site:  http://www.sunpowercorp.com/
    (SPWR CY)